EXHIBIT 10.2

COVER SHEET WITH SUBSCRIPTION AND ROYALTY AGREEMENT INSTRUCTIONS

Enclosed herewith are the documents necessary to subscribe for shares of common stock (the “Securities”) of BioCorRx Inc., a corporation organized under the laws of Nevada (the “Company”). Also enclosed herewith are the documents necessary to enter into a royalty arrangement with Company. Set forth herein are instructions for the execution of the enclosed documents.

Each person considering subscribing for Securities and entering into a royalty arrangement should review the following instructions:

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Subscription and Royalty Agreement: Two copies of the Subscription and Royalty Agreement must be completed, executed and delivered to the Company. The Company will execute both copies of the Subscription and Royalty Agreement and return one copy to you for your records. The Company shall have the right to accept or reject any subscription and royalty arrangement, in whole or in part. An acknowledgment of the acceptance of your subscription for the Securities subscribed and the entering into of the royalty arrangement will be returned to you promptly after acceptance.

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Payment: Payment for the Securities subscribed for shall be made by cashier’s check or the wiring of immediately available funds or other means approved by the Company at or prior to the Closing (as defined in Section 3 of the Subscription and Royalty Agreement).

Subscription and Royalty Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

ANY NON-PUBLIC MATERIAL INFORMATION OBTAINED FROM THE COMPANY, IN CONNECTION WITH THE COMPANY, THE SECURITIES, THIS SUBSCRIPTION AND ROYALTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AND ROYALTY AGREEMENT, IS CONFIDENTIAL. BY ACCEPTING SUCH INFORMATION CONTAINED, THE RECIPIENT ACKNOWLEDGES ITS EXPRESS AGREEMENT WITH BIOCORRX INC. TO MAINTAIN IN CONFIDENCE SUCH INFORMATION PURSUANT TO SECTION 8 OF THIS SUBSCRIPTION AND ROYALTY AGREEMENT. BIOCORRX INC. HAS CAUSED THESE MATERIALS TO BE DELIVERED TO YOU IN RELIANCE UPON YOUR AGREEMENT TO MAINTAIN THE CONFIDENTIALITY OF THIS INFORMATION AND PURSUANT TO REGULATION FD PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

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BIOCORRX INC.

BioCorRx Inc.

2390 East Orangewood Avenue

Suite 575

Anaheim, California 92806

The undersigned understands that BioCorRx Inc., a corporation organized under the laws of Nevada (the “Company”), desired to sell shares of its common stock, par value $0.001 per share (the “Securities”), at a purchase price of $15.00 per share (the “Purchase Price”). As an additional inducement for the undersigned to purchase the Securities at the Purchase Price, the Company will pay a royalty to the undersigned with regard to the Business (as defined in Section 1.2.1). The undersigned further understands that the Securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, or Rule 506 of Regulation D of as promulgated by the Securities and Exchange Commission (the “SEC”), under the Securities Act, or Regulation S, as promulgated by the SEC under the Securities Act.

1. Subscription and Royalty.

1.1	Subscription. The undersigned hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription and royalty agreement (the “Subscription and Royalty Agreement”).

1.2	Royalty.

1.2.1	WHEREAS, the Company is in the process of launching a new business division of providing a distinct weight loss program that includes a naltrexone implant or naltrexone pellets, behavioral counseling and a mobile application (the “Business”);

1.2.2	WHEREAS, the Company intends to offer and sell the following weight loss program, which includes the following per order (patient): (i) one single dose of naltrexone implant (800mg naltrexone pellet(s)); (ii) access to the mobile app; and (iii) behavioral counseling via the app for three months (collectively, a “Treatment”); and

1.2.3	WHEREAS, the Company desires additional funding to expand and grow the Business, and the undersigned desires, on the terms and conditions set forth herein, that a portion of the aggregate Purchase Price paid for the Securities be used by the Company to expand and grow the Business, with the Company having complete discretion as to the exact amount of the aggregate Purchase Price to be allocated to the Business.

1.2.4	NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties the Company and the undersigned hereby agree as follows with regard to the Business:

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1.2.5

Company Payments to the Undersigned. As and in consideration of the payment of the aggregate Purchase Price by the undersigned, the Company will make the following payments to the undersigned (the “Royalty”): (a) (i) a total of $37.50 from the gross revenue derived from each Treatment sold in the U.S. starting on the first (1st) day that the first unit of the Treatment is sold (the “Initial Sales Date”) and ending on the third (3rd) anniversary of the Initial Sales Date; and (b) a total of $25.00 from the gross revenue derived from each Treatment sold in the U.S. starting on the day following the third (3rd) anniversary of the Initial Sales Date and ending on the fifteenth (15th) anniversary of the Initial Sales Date. The Company may, at its sole discretion, also employ any additional funds they possess in order to satisfy the payment schedule detailed herein.

1.2.6	Royalty Terms.

1.2.6.1	All Royalty payments shall be paid in U.S. dollars by check or wire transfer to a bank account specified in writing by the undersigned.

1.2.6.2	Royalty payments due shall be calculated on a quarterly basis for each Treatment sold, and paid sixty (60) days after the end of each quarter.

1.2.7	Royalty Covenants of the Company.

1.2.7.1	Each Royalty payment shall be accompanied by a written report providing detail sufficient to support the payment being made and how it was determined.

1.2.7.2	The Company shall keep accurate books and accounts of record in connection with its Business in sufficient detail to permit verification of its obligations in respect of the Royalty. The undersigned, at its expense, itself or through an independent, United States nationally or regionally recognized certified public accountant, shall have the right to access the Company’s relevant books and records for the sole purposes of verifying the number of Treatments sold in the U.S., the gross revenue per Treatment sold in the U.S., and the Royalty payments. Such access shall be conducted after reasonable prior notice by the undersigned to the Company during the Company’s ordinary business hours and shall not be more frequent than twice during any calendar year.

1.3	Use of Proceeds. The Company will use the proceeds of the aggregate Purchase Price for general working capital and administration, build out/further product development and for the launch and expansion of the Business including sales and marketing activities.

1.4	Corporate Transactions. In the event of a consolidation, merger, acquisition or any other corporate reorganization or transaction (collectively, a “Transaction”), the Company agrees that one of the conditions of such Transaction shall be that the acquiring entity assumes the liabilities and obligations of the Company pursuant to this Subscription and Royalty Agreement. For the avoidance of doubt, in the event the Company engages in a Transaction, the Company shall not be relieved of its obligations hereunder if the acquiring entity does not perform its obligations.

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2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription and royalty arrangement, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among undersigned. Notwithstanding anything in this Subscription and Royalty Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at such time and place as the Company may designate by notice to the undersigned.

4. Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by cashier’s check or the wiring of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company. “Material Adverse Effect” means, with respect to any person (including all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities), a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such person.

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(b) The Company has all requisite authority and power, authorizations, consents and approvals to enter into and deliver this Subscription and Royalty Agreement and any other certificate, agreement, document or instrument to be executed and delivered by the Company in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Subscription and Royalty Agreement by the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Subscription and Royalty Agreement has been duly and validly authorized and approved, executed and delivered by the Company.

(c) Neither the execution or delivery by the undersigned of this Subscription and Royalty Agreement to which the Company is a party, nor the consummation or performance by the Company of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of the Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the Company is a party or by which the properties or assets of the Company are bound; or (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the undersigned under, or alter the obligations of any person under, or create in any person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a governmental authority or any other person) pursuant to, or result in the creation of a lien on any of the assets or properties of the Company under, any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or any of the Company’s assets and properties are bound or affected.

(d) There is no action pending against, or to the knowledge of the Company, threatened against or affecting, the Company by any governmental authority or other person with respect to the Company that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Subscription and Royalty Agreement or that would have a Material Adverse Effect on the Company.

(e) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription and Royalty Agreement, will be validly issued, fully paid and nonassessable.

6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

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(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription and Royalty Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of or a corporation or other entity with its principal business address of the place set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations related to the sale of the Securities in effect in any jurisdiction in which the undersigned sells Securities and obtain any consent, approval or permission required for such sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such sales, and the Company shall have no responsibility therefore.

(iv) Neither the execution or delivery by the undersigned of this Subscription and Royalty Agreement to which the undersigned is a party, nor the consummation or performance by the undersigned of the transactions contemplated hereby or thereby will, directly or indirectly, contravene, conflict with, or result in a violation of any provision of the organizational documents of the undersigned (if the undersigned is not a natural person).

(v) There is no action pending against, or to the knowledge of the undersigned, threatened against or affecting, the undersigned by any governmental authority or other person with respect to the undersigned that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Subscription and Royalty Agreement.

(b) No Brokers or Finders. No person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the undersigned for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the undersigned and the undersigned will indemnify and hold the Company and its affiliates harmless against any liability or expense arising out of, or in connection with, any such claim.

(c) Investment Representations. The undersigned severally, and not jointly, hereby represents and warrants, solely with respect to itself and not any other investor, to the Company as follows:

(i) Purchase Entirely for Own Account. The undersigned is acquiring such the Securities proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling or otherwise distributing such Securities, except in compliance with applicable securities laws.

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(ii) Restricted Securities. The undersigned understands that the Securities are characterized as “restricted securities” under the Securities Act inasmuch as this Subscription and Royalty Agreement contemplates that, if acquired by the shareholder pursuant hereto, the Securities would be acquired in a transaction not involving a public offering. The issuance of the Securities hereunder is being effected in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act, or Rule 506 of Regulation D of as promulgated by the SEC under the Securities Act, or Regulation S, as promulgated by the SEC under the Securities Act. The undersigned further acknowledges that if the Securities are issued to the undersigned in accordance with the provisions of this Subscription and Royalty Agreement, such Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The undersigned represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) Acknowledgment of Non-Registration. The undersigned understands and agrees that the Securities to be issued pursuant to this Subscription and Royalty Agreement have not been registered under the Securities Act or the securities laws of any state of the United States of America.

(iv) Status. By its execution of this Subscription and Royalty Agreement, the undersigned represents and warrants to the Company as indicated on its signature page to this Subscription and Royalty Agreement, that the undersigned is, and will be at the Closing, an Accredited Investor (as defined below). The undersigned understands that the Securities are being sold to the undersigned in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth in this Subscription and Royalty Agreement, in order that the Company may determine the applicability and availability of the exemptions from registration of the Securities on which the Company is relying.

(v) Additional Representations and Warranties. The undersigned, severally and not jointly, further represents and warrants to the Company as follows: (i) such person qualifies as an Accredited Investor or is not a “U.S. Person” (both as defined below); (ii) such person consents to the placement of a legend on any certificate or other document evidencing the Securities substantially in the form set forth in Section 6(d); (iii) such person has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Subscription and Royalty Agreement; (iv) such person has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Securities and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Securities; (v) such person has had access to the Company’s filings with the SEC (the “SEC Reports”); (vi) such person has been furnished during the course of the transactions contemplated by this Subscription and Royalty Agreement with all other public information regarding the Company that such person has requested and all such public information is sufficient for such person to evaluate the risks of investing in the Securities; (vii) such person has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Securities; (viii) such person is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Subscription and Royalty Agreement or the SEC Reports; (ix) such person will not sell or otherwise transfer the Securities, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available; (x) such person understands and acknowledges that the Company is under no obligation to register the Securities for sale under the Securities Act; (xi) such person understands and acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person and that any representation to the contrary is a criminal offense; and (xii) such person acknowledges that the representations, warranties and agreements made by such person herein shall survive the execution and delivery of this Subscription and Royalty Agreement and the purchase of the Securities. “Accredited Investor” has the meaning set forth in Rule 501 under the Securities Act.

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(vi) Additional Representations, Warranties and Covenants of Non-United States Persons. The undersigned, if it is not a U.S. Person (as defined below), severally and not jointly, further represents and warrants to the Company as follows: (i) the undersigned understands that the Securities offered hereunder has not been registered under the Securities Act and the undersigned understands that such undersigned is purchasing the Securities without being furnished any offering literature or prospectus. The undersigned is acquiring the Securities for the undersigned’s own account, for investment purposes only, and not with a view towards resale or distribution; (ii) at the time the undersigned was offered the Securities, it was not, and at the date hereof, such undersigned is not a “U.S. Person” which is defined below:

(A) Any natural person resident in the United States;

(B) Any partnership or corporation organized or incorporated under the laws of the United States;

(C) Any estate of which any executor or administrator is a U.S. person;

(D) Any trust of which any trustee is a U.S. person;

(E) Any agency or branch of a foreign entity located in the United States;

(F) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H) Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) who are not natural persons, estates or trusts.

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“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia; (iii) The undersigned understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities in any country or jurisdiction where action for that purpose is required; (iv) the undersigned (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Securities for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the Securities Act or in a transaction not subject thereto; (v) the undersigned will not resell the Securities except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration; (vi) the undersigned will not engage in hedging transactions with regard to shares of the Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the Securities Act; and as applicable, shall include statements to the effect that the securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available; and (vii) no form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the Securities Act), general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the undersigned or any of their representatives in connection with the offer and sale of the Securities.

(vii) Opinion. The undersigned will not transfer (other than to the undersigned’s immediate family members or to any trusts wholly owned by the undersigned or their immediate family members in which case the Securities shall bear a legend on any certificate or other document evidencing the Securities substantially in the form set forth in Section 6(d)) any or all of the undersigned’s Securities absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the undersigned’s Securities, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

(viii) Consent. The undersigned understands and acknowledges that the Company may refuse to transfer the Securities, unless the undersigned complies with Section 6(c) and any other restrictions on transferability set forth herein. The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company’s common stock in order to implement the restrictions on transfer of the Securities

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(d) Stock Legends. The undersigned hereby agrees with the Company as follows: The certificates evidencing the Securities issued to the undersigned who is an Accredited Investor, and each certificate issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AND ROYALTY AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AND ROYALTY AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

(i) Other Legends. The certificates representing such Securities, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable law, including, without limitation, any state corporate and state securities law, or contract.

(e) Disclosure. No representation or warranty of the undersigned contained in this Subscription and Royalty Agreement and no statement or disclosure made by or on behalf of the undersigned to the Company or any of its Subsidiaries pursuant to this Subscription and Royalty Agreement herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

(f) Non-Reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or the Royalty payments or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities and enter into the royalty arrangement, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities and entering into the royalty arrangement is suitable and appropriate for the undersigned.

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(g) Section 13 or Section 16 Filings. The undersigned acknowledges and agrees that the undersigned is solely responsible for determining whether the undersigned is required to make any filings under Section 13 or Section 16 of the Exchange Act of 1934, as amended, and making all such filings. The undersigned shall be solely responsible for any attorneys’ fees or other costs associated with such determinations and filings.

7. Conditions to Obligation of the Undersigned and the Company.

(a) Conditions to Obligation of the Undersigned. The obligations of the undersigned to enter into and perform their respective obligations under this Subscription and Royalty Agreement are subject, at the option of the undersigned, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by the undersigned in writing:

(i) The representations and warranties of the Company set forth in this Subscription and Royalty Agreement shall be true and correct in all material respects as of the Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(ii) No event, change or development shall exist or shall have occurred since the date of this Agreement that has had or is reasonably likely to have a Material Adverse Effect on the Company; and

(iii) The Company shall have duly executed and delivered to the undersigned this Subscription and Royalty Agreement.

(b) Conditions to Obligation of the Company. The obligations of the Company to enter into and perform its obligations under this Subscription and Royalty Agreement are subject, at the option of the Company, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by the Company:

(i) The representations and warranties of the undersigned set forth in this Subscription and Royalty Agreement shall be true and correct in all material respects as of the Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date); and

(ii) The undersigned shall have executed this Subscription and Royalty Agreement to which it is a party and completed its investor questionnaire substantially in form attached hereto as Exhibit A and delivered the same to the Company.

8. Confidentiality. The undersigned shall maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other, non-public material information obtained from the Company in connection with the Company, the Securities, the Business, the Royalty, this Subscription and Royalty Agreement or the transactions contemplated by this Subscription and Royalty Agreement, unless (a) such information becomes publicly available through no fault of such Party, or (b) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. The undersigned understands that under federal securities laws, it is unlawful for persons with insider or material non–public information to trade shares of the Company’s securities.

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9. Demand Registration Rights. The undersigned has the right to demand that the Company prepare and file with the SEC a Registration Statement on Form S-1 or such other Registration Statement as the Company then qualifies to use, as determined by the Company in its sole discretion, to effect a registration of the Securities covering the resale of the Securities. The Company will utilize reasonable commercial efforts to prepare and file such Registration Statement with the SEC within one hundred twenty (120) days after such demand. The Company may also include in such Registration Statement, in its sole discretion, shares for sale by the Company or the Company may file a separate Registration Statement covering shares to be sold by the Company before, at the same time, or after the Company files a Registration Statement covering resale of the Securities by the undersigned.

10. Waiver, Amendment. Neither this Subscription and Royalty Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11. Assignability. Neither this Subscription and Royalty Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

12. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AND ROYALTY AGREEMENT.

13. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned, the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the City of Los Angeles, California which submission shall be exclusive unless none of such courts has lawful jurisdiction over such proceedings.

14. Governing Law. This Subscription and Royalty Agreement shall be governed by and construed in accordance with the laws of the State of California.

15. Section and Other Headings. The section and other headings contained in this Subscription and Royalty Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription and Royalty Agreement.

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16. Counterparts. This Subscription and Royalty Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17. Notices. All notices (including change of addresses) and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	BioCorRx Inc. 2390 East Orangewood Avenue Suite 575 Anaheim, California 92806

Attention: Lourdes Felix, CFO/COO Telephone No.: (714) 462-4880

If to the Purchaser:

Attention:

18. Binding Effect. The provisions of this Subscription and Royalty Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19. Survival. All representations, warranties and covenants contained in this Subscription and Royalty Agreement shall survive (i) the acceptance of the subscription by the Company and (ii) the death or disability of the undersigned.

20. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription and Royalty Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription and Royalty Agreement to be false or incorrect.

21. Severability. If any term or provision of this Subscription and Royalty Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription and Royalty Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Subscription and Royalty Agreement this 27th day of March, 2019.

PURCHASER (if an individual):	PURCHASER (if an entity):

By	Legal Name of Entity
Name:
By
Name:
Title:

By
Name:
Title:

Place of Domicile or Formation: _______________________

Aggregate Subscription Amount: $3,000,000.00

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 200,000 shares of its common stock.

BIOCORRX INC.

By:
Name:	Lourdes Felix
Title:	CFO/COO

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APPENDIX A

CONSIDERATION TO BE DELIVERED

Securities to Be Acquired	Purchase Price	Aggregate Purchase Price to be Paid

200,000 shares of the Company’s common stock	$15.00 per share	$3,000,000.00

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EXHIBIT A

INVESTOR QUESTIONNAIRE

See the attached.

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